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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                DECEMBER 28, 2001
                                (Date of report)


                            OLD SECOND BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)

0-10537                                                               36-3143493
(Commission                                                        (IRS Employer
File Number)                                                 Identification No.)


                              37 SOUTH RIVER STREET
                             AURORA, ILLINOIS 60507
               (Address of principal executive offices)(Zip Code)


                                 (630) 892-0202
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On December 19, 2001, the Registrant filed a notice with the Nasdaq erroneously reporting that the Registrant's board of directors had declared a fourth quarter dividend of $0.25 per share. The notice should have stated the fourth quarter dividend as $0.20 per share, which is consistent with the Registrant's past dividend history. The $0.20 per share dividend is payable on January 10, 2002, to stockholders of record as of December 28, 2001. A copy of the press release distributed by the Registrant correcting this erroneous notice is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

          99.1      Press Release dated December 28, 2001

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   OLD SECOND BANCORP, INC.
                                        (Registrant)

                                   By:
Date: December 28, 2001                 William B. Skoglund
                                        President and Chief Executive Officer

                                   By:
Date: December 28, 2001                 J. Douglas Cheatham
                                        Senior Vice President and
                                        Chief Financial Officer